U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report December 1, 1999

                         Commission file number 1-14082
                                    --------

                       SMART CHOICE AUTOMOTIVE GROUP, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                                 59-1469577
    (State or other jurisdiction of     I.R.S. Employer Identification No.)
     incorporation or organization)

              5200 S. Washington Avenue, Titusville, Florida 32780
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (407) 269-0834
              (Registrant's telephone number, including area code)

                              ---------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


On December 8, 1999, Smart Choice Automotive Group, Inc. (the "Registrant" or the "Company") filed a Form 8-K with respect to the fact that on December 1, 1999, the appointment of BDO Seidman, LLP as independent public accountants for the Company was terminated. The Company also filed as an exhibit to the Form 8-K a letter from BDO Seidman, LLP dated December 1, 1999. Upon further review, BDO Seidman, LLP identified that because of a ministerial error, the incorrect exhibit was filed. The correct Exhibit 16.1 is filed herewith. Also upon further review, the Company and BDO Seidman, LLP determined that the following information should be included in respect of Item 4.

On December 1, 1999, BDO Seidman, LLP's engagement as independent public accountants for the Company was dismissed in conjunction with the change of control by Crown Group, Inc. The Company's Board approved the change of accountants. BDO Seidman, LLP's report on the Company's financial statements for the years ended December 31, 1998 and 1997 did not contain an adverse or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the audit of the Company for the year ended December 31, 1998, BDO Seidman, LLP disagreed with the Company's determination of the measurement date for discontinued operations. The Company accepted the date of January 1, 1999 recommended by BDO Seidman, LLP. BDO Seidman, LLP discussed the disagreement with the audit committee of the Company's board of directors. There have been no other disagreements with BDO Seidman, LLP which require disclosure under Regulation S-K 304(a)(1). In addition, there has not been a reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

As of the date of this amendment to Form 8-K, the Registrant has not yet engaged a new independent accountant. However, the Registrant has identified a firm to engage, and upon execution of an engagement letter with such firm, the Registrant will file an amendment to Form 8-K to report such engagement. The Company has authorized BDO Seidman, LLP to respond fully to the inquiries of the successor auditor concerning the subject matter of the disagreement.

ITEM 8.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Exhibits filed herewith.

    Exhibit
      NO.          EXHIBIT DESCRIPTION

     16.1         Letter from BDO Seidman, LLP
                  dated December 10, 1999




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on December 10, 1999.

                                             SMART CHOICE AUTOMOTIVE GROUP, INC.

                                             By:   /S/ JAMES E. ERNST
                                                --------------------------------
                                                  James E. Ernst, President
                                                  and Chief Executive Officer



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                                 EXHIBIT INDEX


    Exhibit
       NO.          EXHIBIT DESCRIPTION

     16.1         Letter from BDO Seidman, LLP
                  dated December 10, 1999